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                                                                    EXHIBIT 10.2



                                 EUPHONIX, INC.

                            STOCK ISSUANCE AGREEMENT


        THIS STOCK ISSUANCE AGREEMENT (the "AGREEMENT") is made as of March 15, 2001, by and between Euphonix, Inc., a California corporation (the "COMPANY"), Dieter Meier ("MEIER") and Walter Bosch ("BOSCH," and together with Meier, the "INVESTORS").

        In consideration of the mutual covenants and representations herein set forth, the Company and the Investors agree as follows:

        1. ISSUANCE OF STOCK. Subject to the terms and conditions of this Agreement, the Company hereby agrees to issue promptly and deliver to each Investor the number of shares of Common Stock of the Company set forth above such Investor's name on the signature page hereof (the "SHARES"), registered in the name of such Investor. The Shares are being issued to the Investors in consideration for the Investors' commitment to loan to the Company up to three million five hundred thousand dollars ($3,500,000), as set forth in that certain Secured Promissory Note (the "NOTE"), dated as of the date hereof, by and between the Company and the Investors, which Note is being executed concurrently herewith.

        2. LEGENDS. All certificates representing the Shares subject to the provisions of this Agreement shall have endorsed thereon legends substantially as follows:

           (a) THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION AND HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND UNTIL THEY HAVE FIRST BEEN REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAW, UNLESS AN OPINION OF COUNSEL ACCEPTABLE TO EUPHONIX, INC. THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED HAS BEEN OBTAINED.

           (b) Any other legend required to be placed thereon by applicable blue sky laws of any state.

        3. INVESTORS' REPRESENTATIONS. Each Investor hereby severally represents and warrants to the Company with respect to the acquisition of Shares by such Investor and with respect only to such Investor, as follows:

           (a) INVESTMENT INTENT; CAPACITY TO PROTECT INTERESTS. The Investor is acquiring the Shares solely for his own account for investment and not with a view to or for sale in connection




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with any distribution of the Shares or any portion thereof and not with any present intention of selling, offering to sell or otherwise disposing of or distributing the Shares or any portion thereof in any transaction other than a transaction exempt from registration under the Securities Act of 1933, as amended (the "ACT"). The Investor also represents that the entire legal and beneficial interest of the Shares is being acquired by, and will be held for, the Investor's account only, and neither in whole or in part for any other person. The Investor either has a pre-existing business or personal relationship with the Company or any of its officers, directors or controlling persons or by reason of the Investor's business or financial experience, or the business or financial experience of the Investor's professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, could be reasonably assumed to have the capacity to evaluate the merits and risks of an investment in the Company and to protect the Investor's own interests in connection with this transaction.

           (b) ECONOMIC RISK. The Investor realizes that the acquisition of the Shares will be a highly speculative investment and involves a high degree of risk, and the Investor is able, without impairing his financial condition, to hold the Shares for an indefinite period of time and to have the Shares become worthless.

           (c) RESTRICTED SECURITIES. The Investor understands and acknowledges that:

               (i) the Shares have not been registered under the Act and the Shares must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available (such as Rule 144) and the Company is under no obligation to register the Shares, except as set forth in that certain Registration Rights Agreement, dated as of the date hereof, by and between the Company and the Investors;

               (ii) the share certificate representing the Shares will be stamped with the legends specified in Section 2 hereof; and

               (iii) the Company will make a notation in its records of the aforementioned restrictions on transfer and legends.

           (d) DISPOSITION UNDER THE ACT. The Investor understands that the Shares are restricted securities within the meaning of Rule 144 promulgated under the Act; that the exemption from registration under Rule 144 will not be available in any event for at least one year from the date of acquisition of the Shares, and even then will not be available unless (i) a public trading market then exists for the common stock of the Company, (ii) adequate information concerning the Company is then available to the public and (iii) other terms and conditions of Rule 144 are complied with; and that any sale of the Shares may be made only in limited amounts in accordance with such terms and conditions.

           (e) FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting his representations set forth above, the Investor further agrees that the Investor shall in no event make any disposition of all or any portion of the Shares unless and until (i) there is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made




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in accordance with said registration statement, or (ii) the resale provisions of
Rule 144 are available in the opinion of counsel to the Company or (iii) (A) the Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition and (B) the Investor shall have furnished the Company with an opinion of the Investor's counsel to the effect that such disposition will not require registration of such stock under the Act.

           (f) LOCK-UP PERIOD. The Investors agree in connection with a firm commitment public offering pursuant to an effective registration statement on Form S-1, S-3 or any successor forms or other forms under the Act (each, a "PUBLIC OFFERING"), covering the offer and sale of Common Stock for the account of the Company to the public, not to sell, make any short sale of, loan, grant any option for the purchase of or otherwise dispose of any equity securities of the Company without the prior written consent of the Company or its underwriters, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the Company or such underwriters; provided, that all officers and directors of the Company who own stock of the Company and all holders of four percent (4%) or more of the Company's outstanding securities also agree to such restrictions.

           (g) ROLE OF COUNSEL. The Investor has reviewed the provisions of this Agreement, has had an opportunity to obtain the advice of the Investor's own tax and legal advisors prior to executing this Agreement and fully understands and agrees to the provisions hereof. The Investor understands that the law firm of Wilson, Sonsini, Goodrich & Rosati is acting as counsel to the Company in connection with the transactions contemplated by the Agreement, and is not acting as counsel for the Investor.

        4. COVENANTS. The Company hereby covenants that, upon receipt of the necessary approvals for the convertibility feature of the Note as set forth in Section C.5 therein, it will enter into a registration rights agreement with each of the Investors to provide for the registration of the Shares, in substantially the form attached to the Note as Exhibit C. The Company further covenants that, if it does not receive the necessary approvals for the convertibility feature of the Note, it will enter into a registration rights agreement with each of the Investors to provide for the registration of the Shares, in substantially the form attached to the Note as Exhibit C, except that such registration rights agreement will not contain demand registration rights as set forth in Section 1.5 of the registration rights agreement attached to the Note as Exhibit C.

        5. MISCELLANEOUS.

           (a) GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of California without giving effect to any choice of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California.

           (b) SURVIVAL. The representations and warranties contained herein shall survive the execution and delivery of this Agreement and the issuance of the Shares.




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           (c) SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

           (d) ENTIRE AGREEMENT. This Agreement embodies the entire understanding and agreement between the Investors and the Company and supersedes all prior agreements and understandings relating to the subject matter hereof. This Agreement shall not be amended except by an instrument in writing signed by the parties hereto.

           (e) NOTICES. All notices and other communications required or permitted hereunder shall be deemed sufficiently made if given in writing and delivered in person, or sent by telecopy, electronic mail, or an internationally recognized overnight delivery service (such as FedEx or DHL), addressed (a) if to the Investors, at each Investor's address set forth on the last page of this Agreement, or at such other address as the Investors shall have furnished the Company in writing, or (b) if to the Company, at 220 Portage Avenue, Palo Alto, CA 94306, attn: Chief Executive Officer, or at such other address as the Company shall be furnished to the Investors in writing. Any such notice shall be deemed to have been received, if personally delivered, or if sent by telecopy, electronic mail or overnight delivery service, on the date of delivery.

           (f) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which shall constitute one instrument.

           (g) SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

           (h) TITLES AND SUBTITLES. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.







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        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



                                        COMPANY

                                        EUPHONIX, INC.
                                        a Delaware corporation

                                        By:
                                           -------------------------------------
                                           Steve Vining, Chief Executive Officer



                                        INVESTORS

                                        DIETER MEIER
                                        300,000 shares of Common Stock


                                        ----------------------------------------
                                        Dieter Meier

                                        Address:    c/o Data Sound
                                                    Wohllebgasse #6
                                                    CH-8001 Zurich, Switzerland
                                                           or
                                                    c/o Soundproof, Inc.
                                                    5180 Linwood Drive
                                                    Los Angeles, CA 90027


                                        WALTER BOSCH
                                        50,000 shares of Common Stock


                                        ----------------------------------------
                                        Walter Bosch

                                        Address:    Fraumunsterstr. 9
                                                    8001 Zurich, Switzerland





                 (Signature page(s) to Stock Issuance Agreement)